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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              ---------------------

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): March 31, 2005


                      Diversified Security Solutions, Inc.
             (Exact Name of Registrant as Specified in its Charter)

               Delaware                         005-62411                      22-3690168
    (State or other Jurisdiction         (Commission File Number)           (I.R.S. Employer
           of Incorporation)                                               Identification No.)

             280 Midland Avenue, Saddle Brook, New Jersey                             07663
               (Address of Principal Executive Offices)                            (Zip Code)

       Registrant's telephone number, including area code: (201) 794-6500


                                       n/a
          (Former name or former address, if changed from last report)

                              ---------------------


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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Item 5.02. Departure of Directors or Principal Officers; Election of Directors;
           Appointment of Principal Officers

      On March 31, 2005, Douglas West, Chief Financial Officer of Diversified Security Solutions, Inc. (the "Company") resigned. As of April 1, 2005, Phillip Timpanaro became the Company's Chief Financial Officer. From November 27, 2000 until February 25, 2005, Mr. Timpanaro, age 57, served as the Corporate Controller for Varsity Plumbing & Heating. Previously, Mr. Timpanaro was Corporate Controller of ReGen Biologics, Inc., whose common stock is traded on the Over the Counter Bulletin Board. ReGen is a biological remodeling company that develops and manufactures implants and medical devices for the regeneration and repair of tissue.

Item 9.01  Financial Statements and Exhibits

      (c)  Exhibits

      99.1 Press Release dated March 31, 2005, announcing the resignation of Douglas West and the appointment of Philip Timpanaro as the Company's Chief Financial Officer.


                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         Diversified Security Solutions, Inc.
                                         (Registrant)

Date: April 4, 2005                      By: /s/ Philip A. Timpanaro
                                             -----------------------
                                             Philip A. Timpanaro
                                             Chief Financial Officer



                                  EXHIBIT INDEX

         99.1      Press Release dated March 31, 2005